UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2005

FIRST HORIZON PHARMACEUTICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30123	58-2004779
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6195 Shiloh Road
Alpharetta, Georgia  30005

(Address of principal executive offices) (Zip Code)

(770) 442-9707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02               Results of Operations and Financial Condition

On January 12, 2005, First Horizon Pharmaceutical Corporation (the “Company”) issued a press release announcing guidance for the first quarter of 2005 regarding its expected net revenues and earnings per share.  The Company also reiterated its expectations for revenues and earnings per share for the quarter ended December 31, 2004.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits.

Exhibit 99.1      Press release issued by First Horizon Pharmaceutical Corporation on January 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Pharmaceutical Corporation
(Registrant)

	By:	/s/ Leslie Zacks
Leslie Zacks
Vice President of Legal and Administration

Date: January 12, 2005

Exhibits

Exhibit No.	Description

99.1	Press release issued by First Horizon Pharmaceutical Corporation on January 12, 2005.